UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 14, 2002
(Date of Report)

April 30, 2002
(Date of earliest event reported)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND	58701
(Address of principal executive offices)	(Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

The undersigned Registrant hereby amends its Current Report on Form 8-K dated April 30, 2002, which was filed with the Securities and Exchange Commission on July 3, 2002, to include the financial statements required by Item 7 (a) of Form 8-K and the pro forma financial information required by Item 7 (b) of Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements:  See Index to Financial Statements and Pro Forma Financial Information appearing on Page F-1 of this Form 8-K/A.

(b)    Pro Forma Financial Information:  See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

(c)    Exhibits

         None

The remainder of this page has been intentionally left blank.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By: /S/ Thomas A. Wentz, Sr. Thomas A. Wentz, Sr. President

July 14, 2002

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

MENDOTA HEIGHTS OFFICE COMPLEX
Independent Auditor's Report......................................................................	F-2
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.................................................	F-3
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001..................................	F-4
Unaudited Estimated Taxable Operating Results..........................................	F-5
MORGAN CHEMICAL BUILDING
Independent Auditor's Report......................................................................	F-6
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.................................................	F-7
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001..................................	F-8
Unaudited Estimated Taxable Operating Results..........................................	F-9
OAKMONT APARTMENTS
Independent Auditor's Report......................................................................	F-10
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001.................................................	F-11
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001..................................	F-12
Unaudited Estimated Taxable Operating Results..........................................	F-13

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Mendota Heights Office Complex ("Historical Summary") for the year ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Mendota Heights Office Complex revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Mendota Heights Office Complex for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

__/S/ Brady, Martz, and Associates, P.C.

Brady, Martz, and Associates, P.C.
Minot, North Dakota

July 8, 2002

Mendota Heights Office Complex Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

GROSS INCOME	12/31/01
Real estate rentals	$ 4,787,319
Operating Expense Reimbursements	2,841,690
Other Income	45,775
Total Gross Income	$ 7,674,784
DIRECT OPERATING EXPENSES
Utilities	561,032
Repairs and Maintenance	1,151,487
Real Estate Taxes	864,562
Property Management	349,278
Insurance	41,333
Other Management Expense	$ 79,171
Total Direct Operating Expenses	$ 3,046,863
EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 4,627,921

             The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

The remainder of this page has been intentionally left blank.

Mendota Heights Office Complex Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

Note 1.

Nature of Business

Mendota Heights Office Complex consists of six general office buildings located in Mendota Heights, Minnesota, containing 428,065 square feet of rentable space which was acquired on April 30, 2002.

Note 2.

Basis of Presentation

IRET Properties purchased Mendota Heights Office Complex April 30, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Mendota Heights Office Complex, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowings
        (b) depreciation of property and equipment
       (c) professional expenses

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  All leases are classified as operating leases and expire at various dates prior to April 30, 2008.  The following is a schedule by years of future minimum rents receivable on non-cancelable operating leases in effect as of December 31, 2001.

Year                         Amount

2002                       5,067,399
 2003                      4,983,661
2004                      4,706,644
2005                      4,193,528
2006                      3,388,273
Thereafter             1,843,708
Total                $ 24,183,213

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. Mendota Heights Office Complex receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year.

Mendota Heights Office Complex Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Mendota Heights Office Complex, Mendota Heights, Minnesota, for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 428,065 net rentable square footage, of which assumptions for net rent is based upon 7% vacancy.

Cash Flow Projections

Rental Revenue	$ 5,159,543
Interest Expense	-2,300,585
Principal Mortgage Reduction	-9,547,362
Proceeds from Mortgage Refinancing	10,820,848
OPERATING CASH FLOW	$ 4,132,444

The remainder of this page has been intentionally left blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of the Morgan Chemical building ("Historical Summary") for the year ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinon.

      The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Morgan Chemical building’s revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Morgan Chemical building for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

  /S/ Brady, Martz, and Associates, P.C.

Brady, Martz, and Associates, P.C.
Minot, North Dakota

July 8, 2002

Morgan Chemical Building Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

GROSS INCOME
Real estate rentals	$ 238,200
DIRECT OPERATING EXPENSES	0

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 238,200

             The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

The remainder of this page has been intentionally left blank.

Morgan Chemical Building Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

Note 1.

Nature of Business

The Morgan Chemical building is a single-tenant industrial office/production facility located in New Brighton, Minnesota, containing 49,620 square feet of rentable space which was acquired on April 30, 2002.  The tenant is responsible for all costs and expenses.  Therefore, direct operating expenses have been excluded from the Historical Summary for the year ended December 31, 2001.

Note 2.

Basis of Presentation

IRET Properties purchased the Morgan Chemical building April 30, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Morgan Chemical, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowing
        (b) depreciation of property and equipment
        (c) management and leasing fees
        (d) certain administrative and professional expenses
        (e) provision for income taxes
        (f) operating expenses such as utilities, real estate taxes, insurance, etc.

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

Revenue Recognition - Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases.  The lease is classified as a triple-net lease, and will expire on January 31, 2010.  The following is a schedule by years of future minimum rents receivable on operating lease in effect as of December 31, 2001.

Year                              Amount
2002                     $     238,200
2003                            238,200
2004                            238,200
2005                            238,200
2006                            238,200
Thereafter                  734,450
Total                     $1,925,450

Morgan Chemical Building Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of the Morgan Chemical Building in New Brighton, Minnesota for the first twelve-month period of the acquisition.  Said property is a net lease commercial structure consisting of 49,620 rentable square footage, of which assumptions for net rent is based upon 100% occupancy.

Cash Flow Projections

Rental Revenue	$ 238,200
OPERATING CASH FLOW	$ 238,200

The remainder of this page has been intentionally left blank.

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

      We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Oakmont Apartments ("Historical Summary") for the year ended December 31, 2001.  This Historical Summary is the responsibility of the management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

       We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary.  We believe that our audit provides a reasonable basis for our opinion.

       The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of Oakmont Apartment’s revenue and expenses.

       In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Oakmont Apartments for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

  / S/ Brady, Martz, and Associates, P.C.
Brady, Martz, and Associates, P.C.
Minot, North Dakota

July 10, 2002

 Oakmont Apartments Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

GROSS INCOME
Real estate rentals	$ 631,986
DIRECT OPERATING EXPENSES
Utilities	$ 47,435
Repairs & Maintenance	41,417
Real Estate Taxes	59,757
Insurance	15,399
Total Direct Operating Expenses	$ 164,008

EXCESS OF GROSS INCOME OVER DIRECT OPERATING EXPENSES	$ 467,978

      The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

The remainder of this page has been intentionally left blank.

Oakmont Apartments Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 2001

Note 1.	Nature of Business
Oakmont Apartments is an 80-unit, multi-tenant apartment community located in Sioux Falls, South Dakota.  The operations of Oakmont consist of leasing residential units to various tenants.  Leases are generally for terms of one year or less.

Note 2.

Basis of Presentation
IRET Properties purchased Oakmont Apartments on April 30, 2002.  The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.  This historical summary includes the historical gross income and direct operating expenses of Oakmont Apartments, exclusive of the following expenses which may not be comparable to the proposed future operations:

        (a) interest expense on existing mortgage and borrowings
        (b) depreciation of property and equipment
        (c) certain administrative expenses
        (d)  management fees

Note 3.

Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Capitalization Policy - Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs which do not add to the value or extend useful lives are charged to expense as incurred.

The remainder of this page has been intentionally left blank.

Unaudited Estimated Taxable Operating Results

      The table below represents estimated taxable operating results of Oakmont Apartments in Sioux Falls, South Dakota for the first twelve-month period of the acquisition.  Said property is an 80-unit apartment community, of which assumptions of 2% annual vacancy.

Cash Flow Projections

Rental Revenue	$ 694,500
Interest Expense	-287,000
Operating Expenses	-215,613
Principle Mortgage Reduction	-35,665
OPERATING CASH FLOW	$ 156,222

The remainder of this page has been intentionally left blank.